Exhibit 99.1

May 2019 First Quarter 2019 Investor Presentation (NASDAQ: AFIN)

American Finance Trust, Inc. COMPANY HIGHLIGHTS Service Retail Focus Service Retail (1) properties that are more resistant to e - commerce vs. traditional retail High - Quality Portfolio 94% portfolio Occupancy (1) with a balance of single - tenant assets with long - term leases and retail centers focused on Experiential Retail (1) tenants Creditworthy Tenants 77% of top - ten tenants are Investment Grade Rated (1) Strong Balance Sheet Ample Liquidity (1) with modest Net Leverage (1) of 39% Robust Acquisition Program Rent Escalators (1) in 82% of existing leases and a robust $75 million acquisition pipeline (2) Significant Leasing Upside Executed leases that have yet to commence of over 234,000 square feet as of quarter end (3) 1) See Definitions in the appendix for a full description. 2) See slide 4 for additional information . 3) See slide 9 for additional information. 2

American Finance Trust, Inc. 3 QUARTERLY HIGHLIGHTS – Q1 2019 Significant Leasing Upside Robust Acquisition Program (1) Strategic Dispositions ▪ Acquired 64 single - tenant properties for $113 million in Q1 2019. ▪ Acquisition pipeline of $75 million, with a focus on service oriented single - tenant retail assets. ▪ Total closed and pipeline acquisitions of $188 million with a weighted average Cash Cap Rate (2) of 7.3% and a Weighted Average Cap Rate (2) of 8.4%. AFIN continues to grow and manage its superior portfolio of high - quality real estate assets ▪ The SunTrust disposition plan for vacant properties remains on track with 3 properties sold in Q1 2019 and 4 remaining, representing less than 0.1% of AFIN’s portfolio. (4) ▪ Total gross dispositions of $15 million in Q1 2019, resulting in net proceeds of $3.1 million which are available for future redeployment. (7) ▪ Multi - tenant Occupancy (2) of 84.8% and Executed Occupancy (2) of 88.0% as of Q1 2019. ▪ Executed leases that have yet to commence of over 234,000 square feet as of quarter end. ▪ Multi - tenant Leasing Pipeline (2) of 5 new leases with executed letters of intent for 15,000 square feet. (3) ▪ Since 2017, AFIN acquired 269 single - tenant properties with a weighted average lease term of 17 years (6) and sold 75 single - tenant properties with a weighted average lease term of 6 years. (6) ▪ 87% of the single - tenant assets acquired since 2017 are service - oriented retail tenants. (5) 1) Refer to slide 4 for additional information 2) See Definitions in the appendix for a full description. 3) Includes (i) all leases executed by both parties as of April 15, 2019, but after March 31, 2019, and (ii) all leases under ne got iation with an executed letter of intent by both parties as of April 15, 2019. There can be no assurance that the executed letters of intent, which are not binding, will become executed leases that commen ce on the same terms, or at all. 4) Percentage based on total rentable square feet in AFIN’s portfolio as of March 31, 2019. 5) Refer to slide 5 for additional information 6) Weighted average lease term remaining based on disposition date for dispositions and remaining lease term as of March 31, 2019 for acquisitions. 7) Subsequent to March 31, 2019, and through April 15, 2019, we sold two properties with an aggregate contract sales price of ap pro ximately $45.2 million. Enhanced Portfolio (5)

American Finance Trust, Inc. 4 ROBUST ACQUISITION ACTIVITY Closed on $ 113 million of single - tenant acquisitions in the quarter ended March 31, 2019 and currently have a $75 million pipeline. Total closed in the first quarter plus pipeline acquisitions of $188 million with a Cash Cap Rate (2) of 7.3% and Weighted Average Cap Rate (2) of 8.4% ($ in millions, s quare feet in thousands, lease term remaining in years) 1) Includes pipeline as of April 15, 2019 . PSAs are subject to conditions and LOIs are non - binding. There can be no assurance these pipeline acquisitions will be comple ted on their current terms, or at all. 2) See Definitions in the appendix for a full description. 3) Represents the contract purchase price and excludes capitalized acquisitions costs per GAAP. 4) Weighted average remaining lease term is based on square feet as of the respective acquisition date for closed transactions a nd estimated acquisition date for pipeline. 5) Weighted average based on square feet. Closed Transactions ( as of March 31, 2019) Property Type Number of Properties Square Feet Purchase Price (3) Wgt . Avg. Cap Rate (2) Lease Term Remaining (4) Closed Fresenius Service Retail 6 44 $12.7 8.2% 7.4 Q1’19 Pizza Hut Service Retail 31 90 $35.2 7.7% 20.0 Q1’19 Mountain Express Service Retail 8 28 $15.5 8.8% 19.9 Q1’19 Mountain Express Service Retail 13 63 $32.9 9.3% 20.0 Q1’19 Fresenius Service Retail 1 9 $3.4 7.8% 12.7 Q1’19 Mountain Express Service Retail 1 1 $2.6 9.3% 20.0 Q1’19 Tractor Supply Traditional Retail 1 19 $3.0 7.0% 12.5 Q1’19 Mountain Express Service Retail 3 25 $8.0 9.3% 19.9 Q1’19 2019: Total Closed 64 279 $113.3 8.4% (5) 17.3 Pipeline (1) Property Type Number of Properties Square Feet Purchase Price (3) Wgt . Avg. Cap Rate (2) Lease Term Remaining (4) Status (1) Mountain Express Service Retail 1 8 $3.0 9.3% 19.9 Closed Q2’19 Mountain Express Service Retail 1 12 $3.2 9.3% 19.8 PSA Executed IMTAA (Gas & Convenience) Service Retail 12 39 $33.1 9.8% 20.0 PSA Executed Fresenius Service Retail 2 19 $3.3 7.3% 13.7 PSA Executed Fresenius Service Retail 1 10 $1.7 8.5% 7.6 PSA Executed Pizza Hut Service Retail 14 41 $19.3 7.7% 20.0 LOI Executed Fresenius Service Retail 3 59 $11.2 7.9% 11.5 LOI Executed 2019: Total Pipeline 34 188 $74.8 8.4% (5) 16.0 2019: Total Closed + Pipeline (1) 98 467 $188.1 8.4% (5) 16.8

American Finance Trust, Inc. ACQUISITION & STRATEGIC DISPOSITION PROGRAM We continue to improve the portfolio by opportunistically acquiring service - oriented retail properties with long term leases Note: Data reflects 2017 through Q1 2019 closed dispositions and acquisitions as of March 31, 2019 . All data weighted by annualized straight - line rent as of March 31, 2019 . 1) Weighted average lease term remaining based on disposition date for dispositions and remaining lease term as of March 31, 2019 for acquisitions. 5 Metrics Dispositions Acquisitions # of Properties 75 269 Wgt . Average Lease Term Remaining (1) 6 Years 17 Years Service Retail 19% 87% Traditional Retail 2% 6% Distribution 31% 5% Office 48% 2% 2017 Through Q1 2019 Transaction Summary Wgt . Average Lease Term Remaining (1) Service Retail Acquisition Focus Recently Acquired Properties 13% 87% Non-Service Retail Service Retail Increasing Service Retail Concentration 6 Years 17 Years 2017 Through Q1 2019 Dispositions 2017 Through Q1 2019 Acquisitions Increasing Lease Duration

American Finance Trust, Inc. Portfolio of $3.6 billion in real estate assets is concentrated in high - quality retail properties 1) Based on annualized straight - line. 2) See Definitions in the appendix for a full description. Portfolio Metrics Q1’19 Q4’18 Real Estate Investments, at cost $3.6 billion $3.5 billion # of Properties 682 626 Square Feet (SF) 19.2 million 19.1 million Annualized Straight Line Rent (SLR) $ 252 million $244 million Occupancy (%) (2) 94.0% 94.7% Executed Occupancy (%) (2) 95.2% 95.2% Weighted Average Remaining Lease Term (1) 8.8 Years 8.6 Years Average Annual Rent Escalator (1) (2) 1.3% 1.3% Annualized Straight - Line Rent by Property Type ($) BEST - IN - CLASS PORTFOLIO Annualized Straight - Line Rent by Sector (%) 75% 13% 12% Retail Industrial / Distribution Office $102 $34 $29 $86 Retail Industrial/Distribution Office Multi-Tenant $251 million 6

High - quality service - focused portfolio with long term leases to Investment Grade Tenants (2)(3) Portfolio Metrics Q1’19 Q4’18 Real Estate Investments, at cost $2.1 billion $2.0 billion # of Properties 649 593 Square Feet (SF) 12.0 million 11.9 million Annualized Straight - Line Rent (SLR) $165 million $156 million Straight - Line Rent per Leased Square Feet (1) $13.76 $13.26 Occupancy (%) (2) 99.5% 99.4% Weighted Average Remaining Lease Term (1) 10.8 Years 10.6 Years % Investment Grade (2)(3) 74% 77% Average Annual Rent Escalator (1)(2) 1.3% 1.2% American Finance Trust, Inc. 7 SINGLE - TENANT PORTFOLIO 1) Based on annualized straight - line rent. 2) See Definitions in the appendix for a full description. 3) AFIN’s Q1 2019 single - tenant portfolio tenants are 46% actual investment grade rated and 28% implied investment grade, weighted by annualized straight - line rent as of March 31, 2019. See definitions in the appendix for a full description of investment grade r ating. Single - Tenant Property and Tenant Type (% of Straight - Line Rent) Retail Service Retail Restaurant 17% 53% Retail Banking 14% Gas/Convenience 10% Grocery 6% Pharmacy 3% Healthcare 2% Auto Services 1% Traditional Retail Home Improvement 3% 9% Discount Retail 3% Furniture 1% Auto Retail 1% Specialty Retail 1% Industrial / Distribution 20% Office 18% Geographic Exposure

American Finance Trust, Inc. 8 MULTI - TENANT PORTFOLIO Well - positioned shopping centers with substantial leasing upside Portfolio Metrics Q1’19 Q4’18 Real Estate Investments, at cost $1.5 billion $1.5 billion # of Properties 33 33 Square Feet (SF) 7.2 million 7.2 million Annualized Straight Line Rent (SLR) $87 million $88 million Straight - Line Rent per Leased Square Feet (1) $14.21 $14.04 Occupancy (%) (2) 84.8% 87.0% Executed Occupancy (%) (2) 88.0% 88.3% Weighted Average Remaining Lease Term (1) 4.9 Years 5.1 Years Average Annual Rent Escalator (1)(2) 1.4% 1.5% In Q1’19, AFIN recorded a slight dip in occupancy after replacing a dark, cash paying anchor tenant with two new tenants. AFIN was able to extend the weighted average lease term from 6 years to 13 years (1) and activate our center with new experiences for visitors, providing additional foot traffic for our tenants Multi - Tenant Property / Tenant Type (% of Straight - Line Rent) 1) Based on annualized straight - line rent. 2) See Definitions in the appendix for a full description. Experiential / E - Commerce Defensive Restaurant 15% 49% Entertainment 11% Discount Retail 9% Salon / Beauty 5% Grocery 3% Other 6% Other Traditional Retail Specialty Retail 32% 51% Wireless / Electronics 6% Department Store 5% Sporting Goods / Fitness 4% Home Improvement 3% Other 1% Geographic Exposure

6,109 6,109 6,109 234 234 13 6,109 6,343 6,356 84.8% 88.0% 78.0% 80.0% 82.0% 84.0% 86.0% 88.0% 6,000 6,002 6,004 6,006 6,008 6,010 6,012 6,014 6,016 6,018 6,020 6,022 6,024 6,026 6,028 6,030 6,032 6,034 6,036 6,038 6,040 6,042 6,044 6,046 6,048 6,050 6,052 6,054 6,056 6,058 6,060 6,062 6,064 6,066 6,068 6,070 6,072 6,074 6,076 6,078 6,080 6,082 6,084 6,086 6,088 6,090 6,092 6,094 6,096 6,098 6,100 6,102 6,104 6,106 6,108 6,110 6,112 6,114 6,116 6,118 6,120 6,122 6,124 6,126 6,128 6,130 6,132 6,134 6,136 6,138 6,140 6,142 6,144 6,146 6,148 6,150 6,152 6,154 6,156 6,158 6,160 6,162 6,164 6,166 6,168 6,170 6,172 6,174 6,176 6,178 6,180 6,182 6,184 6,186 6,188 6,190 6,192 6,194 6,196 6,198 6,200 6,202 6,204 6,206 6,208 6,210 6,212 6,214 6,216 6,218 6,220 6,222 6,224 6,226 6,228 6,230 6,232 6,234 6,236 6,238 6,240 6,242 6,244 6,246 6,248 6,250 6,252 6,254 6,256 6,258 6,260 6,262 6,264 6,266 6,268 6,270 6,272 6,274 6,276 6,278 6,280 6,282 6,284 6,286 6,288 6,290 6,292 6,294 6,296 6,298 6,300 6,302 6,304 6,306 6,308 6,310 6,312 6,314 6,316 6,318 6,320 6,322 6,324 6,326 6,328 6,330 6,332 6,334 6,336 6,338 6,340 6,342 6,344 6,346 6,348 6,350 6,352 6,354 6,356 6,358 6,360 6,362 6,364 6,366 6,368 6,370 6,372 6,374 6,376 6,378 6,380 6,382 6,384 6,386 6,388 6,390 6,392 6,394 6,396 6,398 6,400 6,402 6,404 6,406 6,408 6,410 6,412 6,414 6,416 6,418 6,420 6,422 6,424 6,426 6,428 6,430 6,432 6,434 6,436 6,438 6,440 6,442 6,444 6,446 6,448 6,450 6,452 6,454 6,456 6,458 6,460 6,462 6,464 6,466 6,468 6,470 6,472 6,474 6,476 6,478 6,480 6,482 6,484 6,486 6,488 6,490 6,492 6,494 6,496 6,498 6,500 Q1'19 Occupancy Q1'19 Executed Occupancy Q1'19 Leasing Pipeline Q1'19 Occupancy Q1'19 Executed Occupancy Q1'19 Leasing Pipeline American Finance Trust, Inc. 9 MULTI - TENANT LEASING ACTIVITY Multi - Tenant occupancy continues to grow as we execute on our leasing initiatives, including executed leases that have yet to commence on primarily dark or vacant properties of over 234,000 square feet as of quarter end Note: Industry Research sourced from ICSC Industry Insights published on September 19, 2018. 1) See Definitions in the appendix for a full description 2) AFIN entered into the termination agreement with Lowe’s Home Centers, LLC and Lowe’s Companies, Inc. on April 1, 2019, with s uch termination having an effective date of February 1, 2019. The replacement leases with At Home and 24 - Hour Fitness were executed during Q1 2019. Occupied Square Feet Grows from 6,109k to 6,356k (Square feet in thousands) Occupancy Statistics (1) (thousands) Leased SF % Leased Q1 2019: Occupancy 6,109 84.8% Q1 2019: Executed Occupancy 234 88.0% Leasing Pipeline: Under Contract & LOI Executed (1) 15 Pipeline: Terminations/Expirations (2) Total 6,356 Leasing Highlights and Industry Research Leasing Highlights (2) : In Q1’19, AFIN recorded a slight dip in occupancy after we negotiated to terminate a lease for a dark, cash paying anchor tenant (Lowe’s) with only 6 years remaining on its lease x AFIN successfully replaced the vacant location with At Home and 24 - Hour Fitness, who signed new 10 and 15 year leases, respectively x We are pleased with this outcome as it provides foot traffic to the general benefit of the tenants, extends AFIN’s portfolio lease duration and manages capital costs associated with replacing vacant storefront Industry Research: Industry insights from the leading International Council of Shopping Centers (ICSC) describe how Gen Z shopping behaviors support retail real estate: x Communal aspect draws young consumers into brick - and - mortar stores x Three - quarters of Gen Z say that shopping in physical stores provides a better experience compared with shopping online x For key product categories, Gen Zers make most of their purchases in physical stores x Just over three - fifths of Gen Z take advantage of omni channel choices and use all online and in - store options for shopping offered by retailers x Gen Z cites the abilities to socialize, physically see items and get them immediately as their top reasons for going to stores x About eight of 10 Gen Zers say they have purchased items in stores as a direct result of seeing them on social media. Among them, YouTube is the most influential platform AFIN’s continued focus on experiential and e - commerce defensive real estate fits within ICSC’s criteria to cater to the rising Generation Z demographic

8% 7% 5% 5% 3% 3% 3% 2% 2% 2% 60% 0% 20% 40% 60% 80% x 77% of top ten tenants are Investment Grade Rated (1)(2) x Largest tenant is SunTrust, an investment grade tenant, with a weighted average lease term remaining of 10.1 years (1) American Finance Trust, Inc. PORTFOLIO TENANT OVERVIEW 1) Based on annualized straight - line rent as of March 31, 2019 . 2) Ratings information is as of April 16, 2019. AFIN’s top 10 tenants are 48% actual investment grade rated and 29% implied inve stm ent grade. Top Tenant Overview (1) Remaining Tenants Moody’s/S&P Credit Rating: 10 Baa1 A1 Aa1 Ba1 Baa1 Baa2 A2 n.a Baa1 n.a. 0% 1% 3% 1% 4% 1% 2% 5% 48% 2% 3% 4% 4% 5% 6% 4% 2% 5% 0% 10% 20% 30% 40% 50% 60% 70% 2019 2020 2021 2022 2023 2024 2025 2026 Thereafter Subtotal Portfolio Lease Expiration Schedule (1) Single - Tenant Properties - 10 .8 years weighted average lease term remaining Multi - Tenant Properties – 4.9 years weighted average lease term remaining x Single - tenant portfolio has limited lease expirations through 2022 x Multi - tenant portfolio has balanced lease expirations

American Finance Trust, Inc. POSITIVE IMPACT FROM SUNTRUST – BB&T MERGER 11 1) Portfolio as of March 31, 2019 . Excludes 4 vacant properties which have either been sold in Q2 2019, or are being actively marketed for sale. 2) Based on annualized straight - line rent as of March 31, 2019 . 3) Moody’s Corporate Credit Rating . 4) Per the SunTrust and BB&T merger presentation filed by SunTrust Banks Inc. with the Securities and Exchange Commission on Feb rua ry 7, 2019. Combined Company Corporate Credit Rating (3) A2 Baa1 x Potential two - notch credit enhancement Assets ($ billions) $226 (4) $216 (4) x 6 th largest U.S. bank (4) Compelling Transaction ▪ The parties believe the c ombination of strong branch deposits creates significant scale and should strengthen the company’s position within the US banking market (4) Transaction Highlights AFIN’s largest tenant, SunTrust, announced a $66 billion merger with BB&T on February 7, 2019, creating the 6 th largest U.S. bank and a premier investment - grade financial institution (4) » AFIN has a strong portfolio of 135 occupied SunTrust properties (1) with desirable lease characteristics: ▪ The SunTrust portfolio has a remaining lease term of 10.1 years (2) , equating to a portfolio lease maturity in 2030 ▪ 1.50% annual rent bumps for the entire portfolio ▪ Investment - grade corporate guaranty » AFIN is contractually entitled to receive rent payments from these SunTrust properties through the full duration of the lease term, regardless of any potential synergies associated with the merger

American Finance Trust, Inc. Reducing SunTrust Exposure (2) Redeploying proceeds from occupied SunTrust dispositions into accretive acquisitions with improved portfolio metrics x AFIN completed the sale of 4 occupied SunTrust assets during Q1 2019 with a weighted average lease term of 9 years at a 5.8% wei ghted average cash cap rate, generating $6.7 million of gross proceeds (1) ($1.9 million premium above original purchase price) x AFIN is under contract to sell 6 occupied SunTrust assets with a weighted average lease term of 10 years at a 5.4% weighted a ver age cash cap rate, generating $18.4 million of gross proceeds (1) ($4.8 million premium above original purchase price) x AFIN’s acquisition pipeline has a weighted average cash cap rate of 7.3% (3) with an 16 year remaining lease term (3) , allowing the company to benefit from attractive spreads compared to the SunTrust dispositions x This initiative also allows AFIN to selectively reduce its SunTrust exposure and further diversify its portfolio SUNTRUST REDEPLOYMENT INITIATIVE Key Benefits 12 Note: The analysis above excludes data related to any vacant SunTrust properties. As of March 31, 2019 , AFIN owned 139 SunTrust properties which included 4 vacant properties and 135 occupied properties . The Company has signed PSAs as of April 15, 2019 to sell 6 of the occupied properties for aggregate gross proceeds of $18.4 million . There can be no assurance that these dispositions will be completed on their current terms, or at all. 1) Gross proceeds represents contract sale price exclusive of closing costs and associated mortgage payoffs. Mortgage payoffs re lat ed to Q1 2019 dispositions of $2.6 million. Estimated mortgage payoffs related to SunTrust dispositions under contract are $6.6 million. 2) Based on annualized straight - line rent. 3) Based on 2019 pipeline as of April 15, 2019. See slide 4 for additional information. 11.2% 8.3% 7.8% 183 Occupied Properties 135 Occupied Properties 129 Occupied Properties 0 0 0 0 0 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 12/31/2017 12/31/2018 Post Sale Post Sale of SunTrust Dispositions Under Contract 3/31/2019

American Finance Trust, Inc. Q1 2019 FINANCIAL HIGHLIGHTS Debt Capitalization ($mm) Single - Tenant Mortgages $916 Multi - Tenant Mortgages $272 Total Secured Debt $1,188 Revolving Credit Facility $433 Total Unsecured Debt $433 Total Debt (6) $1,621 Weighted Average Interest Rate (1) 4.6% Key Capitalization Metrics ($mm) Net Debt (2) $1,513 Real Estate Investments, at cost $3,559 Net Debt (2) / Adjusted EBITDA (3)(4) 8.1x Net Debt (2) / Gross Asset Value (2) 39% Note: Metrics as of and for the three months ended March 31, 2019 . Current availability under the credit facility is $ 45.4 million as of March 31, 2019 . See Definitions in the appendix for a full description of terms. 1) Weighted average interest rate based on balance outstanding as of March 31, 2019 . 2) See Definitions in the appendix for a full description. 3) Adjusted EBITDA is annualized based on Q1 2019 results. 4) See appendix for Non - GAAP reconciliations. 5) Includes the Company’s one - time right to extend the maturity date for an additional term of one year. 6) Excludes the effect of deferred financing costs, net and mortgage premiums, net. Balanced Capital Structure AFIN continues to actively manage its capital structure and is focused on locking in long - term debt at low fixed interest rates to support its real estate portfolio Earnings Summary ($mm) Net Loss Attributable to Stockholders ($3.2) NOI (2)(4) $58.7 Cash NOI (2)(4) $55.7 Adjusted Funds from Operations (AFFO) (2)(4) $26.3 Funds from Operations (FFO) (2)(4) per Share $0.25 Adjusted Funds from Operations (AFFO) (2) per Share $0.25 Weighted Average Basic Shares Outstanding 106.1 x Strong balance sheet with substantial liquidity provides flexibility to pursue corporate initiatives and new acquisitions x Large $540 million credit facility with significant term that does not mature until 2023 (5) x AFIN has extended the overall debt maturity profile of its capital structure with long - term mortgage debt locking in low, fixed interest rates 13

American Finance Trust, Inc. 14 EXPERIENCED MANAGEMENT Jason Slear Executive Vice President of Real Estate Acquisitions and Dispositions ▪ Responsible for sourcing, negotiating, and closing AR Global's real estate acquisitions and dispositions ▪ Oversaw the acquisition of over $3.5 billion of real estate assets and the lease - up of over 10 million square feet during professional career Michael Weil Chief Executive Officer, President and Chairman of the Board of Directors ▪ Founding partner of AR Global ▪ Previously served as Senior VP of sales and leasing for American Financial Realty Trust ▪ Served as president of the Board of Directors of the Real Estate Investment Securities Association Katie Kurtz Chief Financial Officer, Treasurer and Secretary ▪ Previously served as chief financial officer at American Realty Capital - Retail Centers of America, Inc., Business Development Co rporation of America II and Crossroads Capital, Inc. (formerly BDCA Venture, Inc.). ▪ Previously served as chief accounting officer at Carlyle GMS Finance, Inc., The Carlyle Group’s business development company, Di rector of Finance and Controller for New Mountain Finance Corporation, and Controller at Solar Capital Ltd ▪ Mrs. Kurtz began her career at PricewaterhouseCoopers, LLP and is a certified public accountant in New York State Zachary Pomerantz Senior Vice President of Asset Management ▪ Former Asset Manager for New York REIT (“NYRT”), a nearly 2 million square foot portfolio of New York City properties ▪ Previously worked at ProMed Properties, Swig Equities, Tishman Speyer and Mall Properties Boris Korotkin Senior Vice President of Capital Markets and Corporate Strategy ▪ Responsible for leading all debt capital market transactions ▪ Former Executive Vice President of Transaction Structuring for American Financial Realty Trust

Confidential – Not for Distribution 15 15 Legal Notices

American Finance Trust, Inc. 16 PROJECTIONS This presentation includes estimated projections of future operating results. These projections were not prepared in accordan ce with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for p rep aration and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily in dic ative of future results; the projections were prepared in good faith by management and are based on numerous assumptions that may prov e t o be wrong. Important factors that may affect actual results and cause the projections to not be achieved include, but are not lim ite d to, risks and uncertainties relating to the company and other factors described in the “Risk Factors” section of the Company's Annual R epo rt on Form 10 - K for the year ended December 31, 2018, the Company's subsequent Quarterly Reports on Form 10 - Q and in future filings wi th the SEC. The projections also reflect assumptions as to certain business decisions that are subject to change. As a result, a ctu al results may differ materially from those contained in the estimates. Accordingly, there can be no assurance that the estimates will b e r ealized. This presentation also contains estimates and information concerning our industry, including market position, market size, an d g rowth rates of the markets in which we participate, that are based on industry publications and reports. This information involves a n umber of assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently ver ifi ed the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate i s s ubject to a high degree of uncertainty and risk due to variety of factors, including those described in the “Risk Factors” and "Managem ent 's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's Annual Report on Form 10 - K f or the year ended December 31, 2018, filed with the SEC on March 7, 2019, and the Company's subsequent Quarterly Reports on Form 10 - Q filed with the SEC. These and other factors could cause results to differ materially from those expressed in these publicat ion s and reports.

American Finance Trust, Inc. 17 FORWARD - LOOKING STATEMENTS Certain statements made in this presentation are “forward - looking statements” (as defined in Section 21E of the Exchange Act), w hich reflect the expectations of the Company regarding future events. The forward - looking statements involve a number of risks, uncertainties and other factors that could ca use actual results to differ materially from those contained in the forward - looking statements. Such forward - looking statements include, but are not limited to, market and other e xpectations, objectives, and intentions, as well as any other statements that are not historical facts. Our potential risks and uncertainties are presented in the section titled “Item 1A - Risk Factors” disclosed in our Annual Report on Form 10 - K for the year ended December 31, 2018 filed with the SEC on March 7, 2019, and the Company's subsequent Quarterly Reports on Form 10 - Q filed with the SEC. We di sclaim any obligation to update and revise statements contained in these materials to reflect changed assumptions, the occurrence of unanticipated events or changes to fut ure operating results over time, unless required by law. The following are some of the risks and uncertainties relating to us, although not all risks and uncertainties, that cou ld cause our actual results to differ materially from those presented in our forward - looking statements: ▪ All of our executive officers are also officers, managers, employees or holders of a direct or indirect controlling interest in American Finance Advisors, LLC (the “Advisor”) or other entities under common control with AR Global Investments, LLC (the successor business to AR Capital, LLC, “AR Global”). As a result, our executive officers, the Advisor and its affiliates face conflicts of interest, including significant conflicts created by the Advisor’s compensation arr angements with us and other investment programs advised by affiliates of AR Global and conflicts in allocating time among these entities and us, which could negatively impac t o ur operating results. ▪ The trading price of our Class A common stock and 7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par v alu e per share (the “Series A Preferred Stock”), may fluctuate significantly. ▪ Lincoln Retail REIT Services, LLC (“Lincoln”) and its affiliates, which provide services to the Advisor in connection with ou r r etail portfolio, faces conflicts of interest in allocating its employees’ time between providing real estate - related services to the Advisor and other programs and activities i n which they are presently involved or may be involved in the future. ▪ The performance of our retail portfolio is linked to the market for retail space generally and factors that may impact our re tai l tenants, such as the increasing use of the Internet by retailers and consumers. ▪ Our rental revenue is dependent upon the success and economic viability of our tenants. ▪ We may be unable to enter into and consummate property acquisitions on advantageous terms or our property acquisitions may no t p erform as we expect. ▪ Provisions in our revolving unsecured corporate credit facility may limit our ability to pay dividends on our Class A common sto ck, our Series A Preferred Stock or any other stock we may issue. ▪ We have not generated, and in the future may not generate, operating cash flows sufficient to fund all of the dividends we pa y o ur stockholders, and, as such, we may be forced to fund dividends from other sources, including borrowings, which may not be available on favorable terms, or at all. ▪ We may be unable to pay or maintain cash dividends at the current rate or increase dividends over time. ▪ We are obligated to pay fees, which may be substantial, to the Advisor and its affiliates. ▪ Our operating results are affected by economic and regulatory changes that have an adverse impact on the real estate market i n g eneral, and we are subject to risks associated with any dislocation or liquidity disruptions that may exist or occur in global financial markets, including the credit marke ts of the United States of America. ▪ We may fail to continue to qualify to be treated as a real estate investment trust (“REIT”) for U.S. federal income tax purpo ses , which would result in higher taxes, may adversely affect our operations and would reduce the value of an investment in our common stock and our cash available for di vid ends.

Confidential – Not for Distribution 18 18 Appendix

American Finance Trust, Inc. 19 DEFINITIONS AFFO : In calculating AFFO, we start with FFO, then we exclude certain income or expense items from AFFO that we consider to be more reflective of investing activities, such as fees related to the listing of our Class A common stock on the Nasdaq Global Select Market, non - cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our day to day operating business plan, such as amounts related to the RCA merger litigation . These amounts include legal costs incurred as a result of the litigation, portions of which have been and may in the future be reimbursed under insurance policies maintained by us . Insurance reimbursements in future periods are deducted from AFFO in the period of reimbursement . We believe that excluding the litigation costs and subsequent insurance reimbursements, if any, helps to provide a better understanding of the operating performance of our business . Other income and expense items also include early extinguishment of debt and unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative instruments and gains and losses on investments . In addition, by excluding non - cash income and expense items such as amortization of above - market and below - market leases intangibles, amortization of deferred financing costs, straight - line rent, vesting and conversion of the Class B Units and share - based compensation related to restricted shares and the 2018 outperformance agreement with the Advisor from AFFO, we believe we provide useful information regarding those income and expense items which have a direct impact on our ongoing operating performance . By providing AFFO, we believe we are presenting useful information that can be used to better assess the sustainability of our ongoing operating performance without the impact of transactions or other items that are not related to the ongoing performance of our portfolio of properties . AFFO presented by us may not be comparable to AFFO reported by other REITs that define AFFO differently . Annualized Straight - Line Rent : Straight line rent which is annualized and calculated using most recent available lease terms as of March 31 , 2019 . Cash Cap Rate : For acquisitions, cash cap rate is a rate of return on a real estate investment property based on the expected, annualized cash rental income during the first year of ownership that the property will generate under its existing lease . For dispositions, cash cap rate is a rate of return based on the annualized cash rental income of the property to be sold . For acquisitions, cash cap rate is calculated by dividing the annualized cash rental income the property will generate (before debt service and depreciation and after fixed costs and variable costs) and the purchase price of the property . For dispositions, cash cap rate is calculated by dividing the annualized cash rental income by the contract sales price for the property . The weighted - average cash cap rate is based upon square feet . Cash NOI : We define Cash NOI as net operating income excluding amortization of above/below market lease intangibles and straight - line adjustments that are included in GAAP lease revenues . Executed Occupancy : Includes Occupancy as of March 31 , 2019 as defined below as well as all leases executed by both parties as of March 31 , 2019 where the tenant has yet to take possession as of such date . Experiential Retail : We define Experiential Retail as multi - tenant properties leased to tenants in the restaurant, discount retail, entertainment, salon/beauty, and grocery sectors, among others . FFO : We define FFO, a non - GAAP measure, consistent with the standards established over time by the Board of Governors of NAREIT, as restated in a White Paper and approved by the Board of Governors of NAREIT effective in December 2018 (the "White Paper") . The White Paper defines FFO as net income or loss computed in accordance with GAAP excluding depreciation and amortization related to real estate, gains and losses from sales of certain real estate assets, gain and losses from change in control and impairment write - downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity . Adjustments for unconsolidated partnerships and joint ventures are calculated to exclude the proportionate share of the non - controlling interest to arrive at FFO attributable to stockholders . Our FFO calculation complies with NAREIT's definition . Gross Asset Value : Total assets plus accumulated depreciation and amortization .

American Finance Trust, Inc. 20 DEFINITIONS (CONTINUED) Investment Grade Rating : As used herein, investment grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade . Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether or not the parent has guaranteed the tenant’s obligation under the lease) or by using a proprietary Moody’s analytical tool, which generates an implied rating by measuring a company’s probability of default . Ratings information is as of April 16 , 2019 . Single - tenant portfolio tenants are 46 . 0 % actual investment grade rated and 27 . 9 % implied investment grade rate . Anchor tenants in the multi - tenant portfolio are 30 . 1 % actual investment grade rated and 14 . 9 % implied investment grade rated . Leasing Pipeline : Includes (i) all leases fully executed by both parties as of April 15 , 2019 , but after March 31 , 2019 , and (ii) all leases under negotiation with an executed LOI by both parties as of April 15 , 2019 . Leasing pipeline includes 5 new leases totaling approximately 15 , 000 square feet . There can be no assurance that such lease will commence on their current terms, or at all . Leasing pipeline should not be considered an indication of future performance . Liquidity : Liquidity includes the amount available for future borrowings under the Company's credit facility of $ 45 . 4 million and cash and cash equivalents of $ 108 million as of March 31 , 2019 . In accordance with the Company's credit facility, if the Company were to make any restricted payments or certain other payments, it would be required to have a combination of cash, cash equivalents and amount available for future borrowings of not less than $ 40 . 0 million . LOI : Represents a non - binding letter of intent Net Debt : Total debt of $ 1 . 6 billion less cash and cash equivalents of $ 108 million as of March 31 , 2019 . Net Debt / Adjusted EBITDA : Represents ratio of net debt as of March 31 , 2019 of $ 1 . 5 billion, to the Company’s calculation of its adjusted earnings before interest, tax, depreciation and amortization (“EBITDA”) multiplied by 4 for the three months ended March 31 , 2019 . Net Leverage : Represents “Net Debt” as defined above divided by “Gross Asset Value” as defined above shown as a percentage . NOI : Defined as a non - GAAP financial measure used by us to evaluate the operating performance of our real estate . NOI is equal to total revenues, excluding contingent purchase price consideration, less property operating and maintenance expense . NOI excludes all other items of expense and income included in the financial statements in calculating net loss . Occupancy : Represents percentage of square footage of which the tenant has taken possession of divided by the respective total rentable square feet as of the date or period end indicated . PSA : Represents a definitive purchase and sale agreement . Rent Escalators : Contractual rent increases include fixed percent or actual increases, or CPI - indexed increases . Annual averages are based on annualized straight - line rent as of March 31 , 2019 . Service Retail : AFIN definition of Service Retail includes single - tenant retail properties leased to tenants in the retail banking, restaurant, grocery, pharmacy, gas/convenience, fitness, and auto services sectors . Traditional Retail : AFIN definition of Traditional Retail includes single - tenant retail properties leased to tenants in the discount retail, home improvement, furniture, specialty retail, auto retail, and sporting goods sectors . Weighted Average Cap Rate : Weighted average capitalization rate is a rate of return on a real estate investment property based on the expected, annualized straight - lined rental income that the property will generate under its existing lease during its first year of ownership . Weighted average capitalization rate is calculated by dividing the annualized straight - lined rental income the property will generate (before debt service and depreciation and after fixed costs and variable costs) and the purchase price of the property . The weighted - average capitalization rate is based upon square feet .

American Finance Trust, Inc. 21 NON - GAAP RECONCILIATIONS (in thousands) Three Months Ended March 31, 2019 EBITDA: Net (loss) income (3,200)$ Depreciation and amortization 32,086 Interest expense 18,440 EBITDA 47,326 Adjusted EBITDA: Impairment charges 823 Acquisition, transaction and other costs (1) 854 Equity-based compensation (2) 3,021 Gain on sale of real estate investments (2,873) Other income (2,545) Adjusted EBITDA 46,606 Net Operating Income (NOI): Asset management fees to related party 6,038 General and administrative 6,061 NOI 58,705 Cash Net Operating Income (Cash NOI): Amortization of market lease and other intangibles, net (1,839) Straight-line rent (1,196) Cash NOI 55,670$ (1) Includes litigation costs related to the Merger of $0.3 million. (2) For the three months ended March 31, 2019, includes equity-based compensation expense related to the Company's restricted common shares of $0.3 million.

American Finance Trust, Inc. 22 NON - GAAP RECONCILIATIONS (in thousands) Three Months Ended March 31, 2019 Funds from operations (FFO): Net loss attributable to stockholders (in accordance with GAAP) (3,227)$ Impairment charges 823 Depreciation and amortization 32,086 Gain on sale of real estate investments (2,873) Proportionate share of adjustments for non-controlling interest to arrive at FFO (49) FFO attributable to stockholders 26,760 Adjusted Funds from operations (AFFO): Acquisition, transaction and other costs (1) 854 Litigation costs reimbursements related to Merger (2) (1,833) Amortization of market lease and other intangibles, net (1,839) Straight-line rent (1,196) Amortization of mortgage premiums on borrowings (794) Equity-based compensation (3) 3,021 Amortization of deferred financing costs, net and change in accrued interest 1,329 Proportionate share of adjustments for non-controlling interest to arrive at AFFO 1 Adjusted funds from operations (AFFO) attributable to stockholders 26,303$ (1) Includes litigation costs related to the Merger of $0.3 million. (2) Included in "Other income" in the Company's consolidated statement of operations. (3) Includes expense related to the amortization of the Company's restricted common shares and LTIP Units related to its multi- year outperformance agreement.